Pacer Emerging Markets Cash Cows 100 ETF (ECOW)
and
Pacer Developed Markets International Cash Cows 100 ETF (ICOW)

June 14, 2017

Supplement to the Prospectus
dated December 15, 2016
and
Statement of Additional Information (“SAI”)
dated December 15, 2016, as previously supplemented

Effective immediately, the name of the Pacer Emerging Markets Cash Cows 100 ETF (the “Fund”) is changed to the Pacer US Small Cap Cash Cows 100 ETF, and shares of the Fund are sold pursuant to a separate Prospectus and SAI, each dated June 14, 2017. All references to the Fund in this Prospectus and SAI should be disregarded in their entirety.

Effective June 16, 2017, shares of the Pacer Developed Markets International Cash Cows 100 ETF will be available for purchase.  Additionally, the Fixed Creation Transaction Fee and Fixed Redemption Transaction Fee listed in the tables on page 22 of the SAI are each revised to be $1,500.

Please retain this Supplement with your Prospectus and SAI for future reference.